Exhibit 21

Liberty Global plc Subsidiaries
December 31, 2021

Name	Country

Liberty Global Swiss Services GmbH	Austria
Connectify NV	Belgium
Décor Oyenbrug BV	Belgium
Doccle BV	Belgium
Doccle.Up NV	Belgium
Loft International BV	Belgium
MaRo NV	Belgium
Native Nation BV	Belgium
SBS Belgium NV	Belgium
Telenet BV	Belgium
Telenet Group Holding N.V.	Belgium
Telenet Group NV/SA	Belgium
Telenet Retail BV	Belgium
Telenet Vlaanderen NV	Belgium
The Park Entertainment NV	Belgium
Ucast BV	Belgium
Woestijnvis NV	Belgium
Liberty Global Smart Sourcing GmbH	Germany
Liberty Networks Germany GmbH	Germany
Unitymedia Finanz-Service GmbH	Germany
Casey Cablevision Limited	Ireland
Channel 6 Broadcasting Limited	Ireland
Cullen Broadcasting Limited	Ireland
Kish Media Limited	Ireland
P.B.N. Holdings Ltd	Ireland
Tullamore Beta Limited	Ireland
TVThree Enterprises Limited	Ireland
TVThree Sales Limited	Ireland
Ulana Business Management Ltd	Ireland
Virgin Media Ireland Limited	Ireland
Virgin Media Television Limited	Ireland
VMIE Group Holdings Limited	Ireland
Liberty Global Luxembourg Sàrl	Luxembourg
Liberty Property Holdco I Sàrl	Luxembourg
Mobile Challenger Intermediate Group SA	Luxembourg
Sunrise Communications Holdings SA	Luxembourg
Telenet Finance Luxembourg Notes Sàrl	Luxembourg

Name	Country

Telenet International Finance Sàrl	Luxembourg
Telenet Luxembourg Finance Center Sàrl	Luxembourg
Telenet Solutions Luxemburg NV	Luxembourg
Liberty Global Holding Company Limited	Malta
Liberty Global Insurance Company Limited	Malta
Binan Investments B.V.	Netherlands
Labesa Holding B.V.	Netherlands
LGCI Holdco I BV	Netherlands
LGI Ventures B.V.	Netherlands
Liberty Global B.V.	Netherlands
Liberty Global Communication Services BV	Netherlands
Liberty Global Content Investments BV	Netherlands
Liberty Global Corporate BV	Netherlands
Liberty Global Europe Financing B.V.	Netherlands
Liberty Global Europe HoldCo 2 B.V.	Netherlands
Liberty Global Europe Holding B.V.	Netherlands
Liberty Global Europe Holding III B.V.	Netherlands
Liberty Global Europe Management B.V.	Netherlands
Liberty Global Holding B.V.	Netherlands
Liberty Global Switzerland HoldCo BV	Netherlands
Liberty Global Technology Services BV	Netherlands
Liberty Global Ventures Group Holding BV	Netherlands
Liberty Global Ventures Holding BV	Netherlands
Liberty Global Ventures Holding II BV	Netherlands
Liberty Networks Europe Holding BV	Netherlands
NewCo I BV	Netherlands
The Park Entertainment B.V.	Netherlands
UPC Broadband Finco B.V.	Netherlands
UPC Broadband Holding B.V.	Netherlands
UPC Holding B.V.	Netherlands
UPC Holding II B.V.	Netherlands
UPC Poland Holding B.V.	Netherlands
UPC Slovakia Group Holding BV	Netherlands
UPC Slovakia Holding I BV	Netherlands
UPC Slovakia Holding II BV	Netherlands
UPC Switzerland Holding BV	Netherlands
UPC Polska Holdco III Sp Zoo	Poland
UPC Polska Sp. z o.o	Poland
Sunrise Portugal S.A.	Portugal
UPC Broadband Slovakia sro	Slovak Republic
ello communications SA	Switzerland

Name	Country

ITV Betriebsgesellschaft GmbH	Switzerland
Sitel SA	Switzerland
Sunrise UPC GmbH	Switzerland
Swiss Open Fiber AG	Switzerland
TELDAS GmbH	Switzerland
Teledistal SA	Switzerland
Telelavaux SA	Switzerland
Catalyst NewCo 1 Limited	UK-England & Wales
Catalyst NewCo 3 Limited	UK-England & Wales
Global Handset Finco Ltd	UK-England & Wales
LGCI Holdings Limited	UK-England & Wales
Liberty Global Broadband Germany Holding II Limited	UK-England & Wales
Liberty Global Broadband Germany Holding Limited	UK-England & Wales
Liberty Global Broadband Holding Limited	UK-England & Wales
Liberty Global Broadband I Limited	UK-England & Wales
Liberty Global Broadband II Limited	UK-England & Wales
Liberty Global Capital Limited	UK-England & Wales
Liberty Global Development Limited	UK-England & Wales
Liberty Global Europe 2 Limited	UK-England & Wales
Liberty Global Europe Limited	UK-England & Wales
Liberty Global Finance I (UK) Limited	UK-England & Wales
Liberty Global Finance II (UK) Limited	UK-England & Wales
Liberty Global Management Services Limited	UK-England & Wales
Liberty Global plc	UK-England & Wales
Liberty Global SSC Limited	UK-England & Wales
Liberty Global Technology Limited	UK-England & Wales
Liberty Global Ventures Group Limited	UK-England & Wales
Liberty Global Ventures Holding Limited	UK-England & Wales
Liberty Global Ventures Limited	UK-England & Wales
Liberty Infrastructure Real Estate HoldCo Limited	UK-England & Wales
Newco Holdco 6 Limited	UK-England & Wales
Phoenix Renewables Ltd	UK-England & Wales
The Park Playground UK Limited	UK-England & Wales
LGI Technology Holdings Inc.	USA-Colorado
Liberty Global Management, LLC	USA-Colorado
Liberty Global Services, LLC	USA-Colorado
UIM Aircraft, LLC	USA-Colorado
Associated SMR, Inc.	USA-Delaware
LGCI HoldCo LP	USA-Delaware
LGI International LLC	USA-Delaware
LGI Ventures Management, Inc.	USA-Delaware

Name	Country

Liberty Global Holdings Inc.	USA-Delaware
Liberty Global, Inc.	USA-Delaware
Liberty Programming Japan, LLC	USA-Delaware
NewCo Financing Partnership	USA-Delaware
Telenet Financing USD LLC	USA-Delaware
The Park Entertainment, Inc.	USA-Delaware
UnitedGlobalCom LLC	USA-Delaware
UPC Financing Partnership	USA-Delaware
VMIE Financing LLC	USA-Delaware

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